October 23, 2014



SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549


Attn. Document Control




RE	American
Depositary
Shares
evidenced by
the American
Depositary
Receipts of
CITIC Pacific
Limit
ed
Form F6 File
No
3331
4268



Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities
against which American
Depositary Receipts ADRs
are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the
change in name from CITIC
Pacific Limited to CITIC
Limited.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to
which the Prospectus relates.

Pursuant to Section III B of
the General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR
certificate with the revised
name change for CITIC
Pacific Limited.
The Prospectus has been
revised to reflect the new
name, and has been
overstamped with
Effective October 23, 2014 the
Companys name changed to
CITIC Limited

Please contact me with any
questions or comments at 212
8152301.


Paul Brophy
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance
Depositary Receipts